Exhibit B


                                 Preferred Securities

                             ALABAMA POWER CAPITAL TRUST I
                                  (a Delaware Trust)

                          7.375 % Trust Preferred Securities
                    (Liquidation Amount $25 Per Preferred Security)

                                UNDERWRITING AGREEMENT



                                                         January 17, 1996



             Lehman Brothers Inc.
             3 World Financial Center
             New York, New York 10285

             Ladies and Gentlemen:

                       Alabama Power Capital Trust I (the "Trust"), a
             statutory business trust organized under the Business Trust Act (the "Delaware Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. (Sec) 3801 et seq.), and Alabama Power Company, an Alabama corporation (the "Company" and, together with the Trust, the "Offerors"), confirm their agreement (the "Agreement") with you and each of the other Underwriters named in Schedule I hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom you are acting as representative (in such capacity, you shall hereinafter be referred to as the "Representative"), with respect to the sale by the Trust and the purchase by the Underwriters, acting severally and not jointly, of the respective numbers of 7.375% Trust Preferred Securities (liquidation amount $25 per preferred security) of the Trust ("Preferred Securities") set forth in Schedule I. The Preferred Securities will be guaranteed by the Company with respect to distributions and payments upon liquidation, redemption and otherwise (the "Guarantee") pursuant to the Preferred Securities Guarantee Agreement (the "Guarantee Agreement"), dated as of January 1, 1996, between the Company and Chemical Bank, as trustee (the "Guarantee Trustee"). The Preferred Securities and the related Guarantee are referred to herein as the "Securities."

                       The Offerors have filed with the Securities and
             Exchange Commission (the "Commission") a registration statement on Form S-3 (File Nos. 33-64125 and 33-64125-01) for the registration under the Securities Act of 1933, as amended (the "1933 Act") of (i) the Preferred Securities,
             (ii) the Guarantee, and (iii) the Junior Subordinated Notes
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             (as defined below). Such registration statement, as it may have been amended through the time the same first became effective, including the financial statements, the documents incorporated or deemed incorporated therein by reference, pursuant to Item 12 of Form S-3 under the 1933 Act, the exhibits thereto and the information deemed to be part thereof pursuant to Rule 430A(b) of the Commission's General Rules and Regulations under the 1933 Act (the "1933 Act Regulations"), being herein called the "Registration Statement", the prospectus included in the Registration Statement when the same became effective that omits the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations, being herein called the "Preliminary Prospectus", and the prospectus, including the price and terms of the offering, the interest rate, maturity date and certain other information filed with the Commission in accordance with Rule 430A and pursuant to Rule 424(b) of the 1933 Act Regulations, including all documents then incorporated or deemed to have been incorporated therein by reference, being herein called the "Prospectus." Any reference herein to the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 or Form S-3 under the 1933 Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be. Any reference to any amendment or supplement to the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "1934 Act") and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be. Any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to
             Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement. The documents filed under the 1934 Act, including the financial statements and schedules and other information contained or incorporated by reference therein, that are or are deemed to be incorporated by reference in the Registration Statement, Preliminary Prospectus or the Prospectus are herein called the "Incorporated Documents."

                       The Offerors understand that the Underwriters
             propose to make a public offering of the Securities as soon as the Representative deems advisable after this Agreement has been executed and delivered. The entire proceeds from the sale of the Securities will be combined with the entire proceeds from the sale by the Trust to the Company of its common securities (the "Common Securities") and will be used by the Trust to purchase the $100,000,000 of 7.375% Junior Subordinated Notes (the "Junior Subordinated Notes") to be

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             issued by the Company.  The Preferred Securities and the
             Common Securities will be issued pursuant to the Amended and Restated Trust Agreement, dated as of January 1, 1996 (the "Trust Agreement"), among the Company, as Depositor, J. Randy DeRieux and William E. Zales, Jr. (the "Administrative Trustees"), Chemical Bank Delaware, a Delaware banking corporation (the "Delaware Trustee") and Chemical Bank, a New York banking corporation (the "Property Trustee" and, together with the Delaware Trustee and the Administrative Trustees, the "Trustees"), as trustees, and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Junior Subordinated Notes will be issued pursuant to an indenture, dated as of January 1, 1996 (the "Base Indenture"), between the Company and Chemical Bank, as trustee (the "Debt Trustee"), and a first supplemental indenture to the Base Indenture, dated as of January 1, 1996 (the "Supplemental Indenture," and together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), between the Company and the Debt Trustee.

                       SECTION 1.  REPRESENTATIONS AND WARRANTIES.   The
             Offerors jointly and severally represent and warrant to each Underwriter as follows:

                       (a) The Registration Statement as heretofore filed with the Commission, a copy of which as so filed has been delivered to the Underwriters, has been declared effective.

                       (b) No order suspending the effectiveness of the Registration Statement or otherwise preventing or suspending the use of the Preliminary Prospectus or the Prospectus has been issued by the Commission and is in effect and no proceedings for that purpose are pending before or, to the knowledge of the Company, threatened by, the Commission. The Registration Statement, the Preliminary Prospectus and the Prospectus comply in all material respects, in form and in substance, with the provisions of the 1933 Act, 1934 Act, the Trust Indenture Act of 1939 (the "1939 Act"), the 1933 Act Regulations, rules and regulations under the 1934 Act (the "1934 Act Regulations"), and the rules and regulations under the 1939 Act (the "1939 Act Regulations"), and neither the Registration Statement nor the Prospectus contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; all Incorporated Documents subsequently filed with the Commission, will comply in all material respects with the applicable provisions of the 1934 Act and the 1934 Act Regulations and, when read together with the Prospectus as it otherwise may be amended or supplemented, will not contain an untrue statement of a material fact or omit

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                  to state a material fact required to be stated therein
                  or necessary to make the statements therein not misleading, provided, that the foregoing representa-tions and warranties in this subsection (b) shall not apply to statements in or omissions from the Registra-tion Statement or the Prospectus made in reliance upon information furnished herein or in writing to the Offerors by the Underwriters or on the Underwriters' behalf for use in the Registration Statement or Prospectus; and provided, further, that the foregoing representations and warranties are given on the basis that any statement contained in an Incorporated Document shall be deemed to be modified or superseded for purposes of the Registration Statement or Prospectus to the extent that the statement has been modified or superseded by any statement in a subsequently filed Incorporated Document or in the Registration Statement or Prospectus.

                       (c) With respect to the Registration Statement, the conditions for use of Form S-3, as set forth in the General Instructions thereof, have been satisfied.

                       (d)  Since the respective dates as of which
                  information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has been no material adverse change in the business, properties or financial condition of the Company.

                       (e)  Since the respective dates as of which
                  information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not been any material adverse change or, to the best of the Company's knowledge, any development involving a prospective material adverse change in or affecting the business, properties or financial condition of the Trust.

                       (f) The Company is a corporation duly organized and existing under the laws of the State of Alabama, and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business, to enter into and perform its obligations under this Agreement, the Trust Agreement, the Indenture and the Guarantee Agreement and to purchase, own, and hold the Common Securities issued by the Trust and to issue and deliver the Junior Subordinated Notes and the Guarantee.

                       (g)  The Trust has been duly created and is
                  validly existing and in good standing as a business trust under the Delaware Act with the power and

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                  authority to own property and to conduct its business
                  as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement and the Trust Agreement; the Trust is duly qualified to transact business as a foreign company and is in good standing in any other jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on the Trust; the Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; the Trust is and will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; and the Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

                       (h)  The Common Securities have been duly
                  authorized by the Trust Agreement and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and non-assessable undivided beneficial interests in the Trust and will conform in all material respects to all statements relating thereto contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and, on the Closing Date (as defined herein), all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                       (i) This Agreement has been duly authorized, executed and delivered by each of the Offerors.

                       (j) The Trust Agreement has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company and the Administrative Trustees, and assuming due authorization, execution and delivery of the Trust Agreement by the Delaware Trustee and the Property Trustee, the Trust Agreement will, on the Closing Date, be a valid and binding obligation of the Company and the Administrative Trustees, enforceable against the Company and the Administrative Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, receivership, liquidation, fraudulent conveyance, moratorium or other similar laws affecting creditors, rights generally or (2) general principles

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                  of equity (regardless of whether enforcement is
                  considered in a proceeding at law or in equity) (the "Enforceability Exceptions") and will conform in all material respects to all statements relating thereto in the Prospectus; and, on the Closing Date, the Trust Agreement will have been duly qualified under the 1939 Act.

                       (k)  The Guarantee Agreement has been duly
                  authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Guarantee Agreement by the Guarantee Trustee, the Guarantee Agreement will, on the Closing Date, constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, and each of the Guarantee and the Guarantee Agreement will conform in all material respects to all statements relating thereto contained in the Prospectus; and, on the Closing Date, the Guarantee Agreement will have been duly qualified under the 1939 Act.

                       (l)  The Preferred Securities have been duly
                  authorized by the Trust Agreement and, when issued and delivered by the Trust pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and non-assessable undivided beneficial interests in the Trust, will be entitled to the benefits of the Trust Agreement and will conform in all material respects to all statements relating thereto contained in the Prospectus; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; (subject to the terms of the Trust Agreement) holders of Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit.

                       (m) The Indenture has been duly authorized by the Company and, on the Closing Date, will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Indenture by the Debt Trustee, the Indenture will, on the Closing Date, constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Enforceability Exceptions; the Indenture will conform in all material respects to all statements relating thereto contained in the Prospectus; and, on the

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                  Closing Date, the Indenture will have been duly
                  qualified under the 1939 Act.

                       (n)  The issuance and delivery of the Junior
                  Subordinated Notes have been duly authorized by the Company and, on the Closing Date, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to all statements relating thereto in the Prospectus.

                       (o)  The Company's obligations under the Guarantee
                  (i) are subordinate and junior in right of payment to all liabilities of the Company, except those obliga-tions or liabilities made pari passu or subordinate by their terms, (ii) are pari passu with the preferred stock issued by the Company and (iii) are senior to all common stock of the Company.

                       (p)  The Junior Subordinated Notes are
                  subordinated and junior in right of payment to all "senior indebtedness" (as defined in the Indenture) of the Company.

                       (q) Each of the Administrative Trustees of the Trust is an employee of the Company and has been duly authorized by the Company to execute and deliver the Trust Agreement.

                       (r) Neither the Trust nor the Company nor any of the Company's other subsidiaries is and, after giving effect to the offering and sale of the Preferred Securities, will be an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

                       (s) The execution, delivery and performance by the Offerors of this Agreement, the Trust Agreement, the Preferred Securities, the Common Securities, the Indenture, the Junior Subordinated Notes, the Guarantee Agreement and the Guarantee and the consummation by the Offerors of the transactions contemplated herein and therein and compliance by the Offerors with their respective obligations hereunder and thereunder shall have been duly authorized by all necessary action (corporate or otherwise) on the part of the Offerors

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                  and do not and will not result in any violation of the
                  charter or bylaws of the Company, or the Trust Agreement or related Certificate of Trust and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust or the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Trust or the Company is a party or by which either of them may be bound or to which any of their properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Trust or the Company or materially adverse to the transactions contemplated by this Agreement), or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Trust or the Company, or any of their respective properties.

                       (t) No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale of the Common Securities or the offering of the Preferred Securities, the Junior Subordinated Notes or the Guarantee or the transactions contemplated in this Agreement, except (A) such as may be required under the 1933 Act or the 1933 Act Regulations; (B) such as may be required under the Public Utility Holding Company Act of 1935, as amended (the "1935 Act"); (C) the qualification of the Trust Agreement, the Guarantee Agreement and the Indenture under the 1939 Act; (D) the approval of the Alabama Commission; and (E) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Preferred Securities and the distribution of the Preferred Securities by the Underwriters.

                       SECTION 2.  SALE AND DELIVERY TO UNDERWRITERS;
             CLOSING.

                       (a)  On the basis of the representations and
             warranties herein contained and subject to the terms and conditions herein set forth, the Trust agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Trust, at the price per security set forth in
             Schedule II hereto, the number of Preferred Securities set

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             forth in Schedule I opposite the name of such Underwriter, plus any additional number of Preferred Securities that such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

                       The purchase price per security to be paid by the
             several Underwriters for the Preferred Securities shall be an amount equal to the initial public offering price set forth on Schedule II, which is a fixed price determined by agreement between the Representative and the Offerors. As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Preferred Securities will be used to purchase the Junior Subordinated Notes of the Company, the Company hereby agrees to pay on the Closing Date (as defined below) to the Representative, for the accounts of the several Underwriters, a commission per Preferred Security as set forth on Schedule II for the Preferred Securities to be delivered by the Trust hereunder on the Closing Date.

                       (b)  Payment of the purchase price for, and
             delivery of certificates for, the Preferred Securities shall be made at the offices of Dewey Ballantine, 1301 Avenue of the Americas, New York, New, York or at such other place as shall be agreed upon by the Representative and the Trust, at 10:00 A.M., New York time, on January 24, 1996 (unless postponed in accordance with the provisions of Section 10) or such other time, place or date as shall be agreed upon by the Representative, the Trust and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Trust by check or checks in federal funds at the Closing Date, against delivery to the Representative for the respective accounts of the Underwriters of certificates for the Preferred Securities to be purchased by them. Certificates for the Preferred Securities shall be in such denominations and registered in such names as the Representative may request in writing at least two business days before the Closing Date. It is understood that each Underwriter has authorized the Representative, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Preferred Securities which it has agreed to purchase. The Representative, individually and not as Representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Preferred Securities to be purchased by any Underwriter whose check has not been received by the Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.

                       The certificate(s) for the Preferred Securities
             will be made available for examination and packaging by the Representative not later than 12:00 Noon, New York time, on the last business day prior to the Closing Date.

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                       On the Closing Date, the Company will pay, or
             cause to be paid, the commission payable at such time to the Underwriters under Section 2 hereof by check or checks payable to the Representative in federal funds.

                       SECTION 3. COVENANTS OF THE OFFERORS. Each of the Offerors jointly and severally covenants with each Underwriter as follows:

                       (a) The Offerors, on or prior to the Closing Date, will deliver to the Underwriters conformed copies of the Registration Statement as originally filed and of all amendments thereto, heretofore or hereafter made, including any post-effective amendment (in each case including all exhibits filed therewith, and including unsigned copies of each consent and certificate included therein or filed as an exhibit thereto, except exhibits incorporated by reference, unless specifically requested). As soon as the Company is advised thereof, it will advise the Representative orally of the issuance of any stop order under the 1933 Act with respect to the Registration Statement, or the institution of any proceedings therefor, of which the Company shall have received notice, and will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued. The Offerors will deliver to the Underwriters sufficient conformed copies of the Registration Statement, the Preliminary Prospectus and Prospectus and of all amendments thereto (in each case without exhibits) for distribution to each Underwriter and, from time to time, as many copies of the Preliminary Prospectus and Prospectus as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act.

                       (b) The Offerors will furnish the Underwriters with copies of each amendment and supplement to the Preliminary Prospectus and Prospectus relating to the offering of the Preferred Securities in such quantities as the Underwriters may from time to time reasonably request. If, during the period when the delivery of a prospectus shall be required by law in connection with the sale of any Preferred Securities by an Underwriter or dealer, any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Underwriters, shall occur, which in the opinion of the Company or of Underwriters' counsel should be set forth in a supplement to or an amendment of the Preliminary Prospectus or Prospectus, as the case may be, in order to make the Preliminary Prospectus or Prospectus not misleading in the light of the circumstances when it is delivered, or if for any other reason it shall be necessary during such period

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                  to amend or supplement the Preliminary Prospectus or
                  Prospectus or to file under the 1934 Act any document incorporated by reference in the Preliminary Prospectus or Prospectus in order to comply with the 1933 Act or the 1934 Act, the Company forthwith will (i) notify the Underwriters to suspend solicitation of purchases of the Preferred Securities and (ii) at its expense, make any such filing or prepare and furnish to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Preliminary Prospectus or Prospectus which will supplement or amend the Preliminary Prospectus or Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Preliminary Prospectus or Prospectus is delivered, not misleading or which will effect any other necessary compliance. In case any Underwriter is required to deliver a prospectus in connection with the sale of any Preferred Securities after the expiration of the period specified in the preceding sentence, the Company, upon the request of such Underwriter, will furnish to such Underwriter, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Preliminary Prospectus or Prospectus, complying with Section 10(a) of the 1933 Act. During the period specified in the second sentence of this subsection, the Company will continue to prepare and file with the Commission on a timely basis all documents or amendments required under the 1934 Act and the 1934 Act Regulations; provided, that the Company shall not file such documents or amendments without also furnishing copies thereof prior to such filing to the Underwriters and Dewey Ballantine.

                       (c) The Offerors will endeavor, in cooperation with the Underwriters, to qualify the Preferred Securities and, to the extent required or advisable, the Guarantee and the Junior Subordinated Notes, for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Representative may designate; provided, however, that neither of the Offerors shall be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a consent to service of process or to file annual reports or to comply with any other requirements in connection with such qualification deemed by the Company to be unduly burdensome.

                       (d) The Company will make generally available to its security holders as soon as practicable but not

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                  later than 45 days after the close of the period
                  covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158) of the Registration Statement.

                       (e) The Offerors will use best efforts to effect the listing of the Preferred Securities on the New York Stock Exchange; if the Preferred Securities are exchanged for Junior Subordinated Notes, the Company will use its best efforts to effect the listing of the Junior Subordinated Notes on the exchange on which the Preferred Securities were then listed.

                       (f) During a period of 30 days from the date of this Agreement, neither the Trust nor the Company will, without the Representative's prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Preferred Securities, any security convertible into or exchangeable into or exercisable for Preferred Securities or the Junior Subordinated Notes or any debt securities substantially similar to the Junior Subordinated Notes or equity securities substantially similar to the Preferred Securities (except for the Junior Subordinated Notes and the Preferred Securities issued pursuant to this Agreement).

                       SECTION 4. PAYMENT OF EXPENSES. The Company will pay all expenses incident to the performance of each Offerors obligations under this Agreement, including but not limited to, the expenses of (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificate(s) for the Preferred Securities to the Underwriters, (iii) the fees and disbursements of the Company's and the Trust's counsel and accountants, (iv) the qualification of the Preferred Securities and, to the extent required or advisable, the Guarantee and the Junior Subordinated Notes, under securities laws in accordance with the provisions of Section 3(c) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any blue sky survey (such fees and disbursements of counsel shall not exceed $3,500), (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of the Preliminary Prospectus, and of the Prospectus and any amendments or supplements to the Preliminary Prospectus or Prospectus, (vi) the printing and delivery to the Underwriters of copies of any blue sky survey, (vii) the fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering contemplated by this Agreement, if applicable,
             (viii) the fees and expenses of the Debt Trustee, including the fees and disbursements of counsel for the Debt Trustee in connection with the Indenture and the Junior Subordinated Notes, (ix) the fees and expenses of the Delaware Trustee, the Property Trustee and the Guarantee Trustee, including the fees and disbursements of counsel for the Delaware Trustee in connection with the Trust Agreement and the related Certificate of Trust, (x) the fees and disbursements of Delaware counsel to the Trust, (xi) any fees payable in connection with the rating of the Preferred Securities and Junior Subordinated Notes, (xii) the fees and expenses incurred in connection with the listing of the Preferred Securities and, if applicable, the Junior Subordinated Notes on the New York Stock Exchange, and (xiii) the cost and charges of any transfer agent or registrar and (xiv) the cost of qualifying the Preferred Securities with The Depository Trust Company.

                       Except as otherwise provided in Section 9 hereof,
             the Underwriters shall pay all other expenses incurred by them in connection with their offering of the Preferred Securities, including fees and disbursements of their counsel, Dewey Ballantine.

                       SECTION 5.  CONDITIONS OF UNDERWRITERS'
             OBLIGATIONS. The obligations of the Underwriters to purchase and pay for the Preferred Securities are subject to the following conditions:

                       (a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose shall be pending before, or to the knowledge of the Company threatened by, the Commission on such date. If filing of the Preliminary Prospectus or Prospectus, or any supplement thereto, is required pursuant to Rule 424, the Preliminary Prospectus or Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424. The Underwriters shall have received, prior to payment for the Preferred Securities, the certificate required under Section 5(c)(7) hereof.

                       (b) Orders of the Alabama Commission and the Commission permitting the transactions contemplated hereby substantially in accordance with the terms and conditions hereof shall be in full force and effect and shall contain no provision unacceptable to the Underwriters or the Company (but all provisions of such order or orders heretofore entered, copies of which have heretofore been delivered to the Representative, are deemed acceptable to the Underwriters and the Company and all provisions of such order or orders hereafter entered shall be deemed acceptable to the Underwriters and the Company unless within 24 hours after receiving a copy of any such order any party to this Agreement shall give notice to the other parties to the effect that such order contains an unacceptable provision).

                       (c) On the Closing Date the Representative shall have received:

                            (1)  The opinion, dated the Closing Date, of
                  Balch & Bingham, general counsel for the Company, substantially in the form attached hereto as Schedule III-A.

                            (2)  The opinion, dated the Closing Date, of
                  Troutman Sanders LLP, counsel for the Company, substantially in the form attached hereto as Schedule III-B.

                            (3)  The opinion, dated the Closing Date, of
                  Richards, Layton & Finger, Delaware counsel to the Trust, substantially in the form attached hereto as
                  Schedule IV.

                            (4)  The opinion, dated the Closing Date, of
                  Richards, Layton & Finger, Delaware counsel to Chemical Bank Delaware, as Delaware Trustee under the Trust Agreement, substantially in the form attached hereto as
                  Schedule V.

                            (5)  The opinion, dated the Closing Date, of
                  Cravath, Swaine & Moore, counsel to the Property Trustee, the Guarantee Trustee and the Debt Trustee, substantially in the form attached hereto as Schedule VI.

                            (6)  The favorable opinion, dated as of the
                  Closing Date, of Dewey Ballantine, counsel for the Underwriters, substantially in the form attached hereto as Schedule VII.

                            (7)  At the Closing Date, there shall not
                  have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the business, properties or financial condition of the Trust or the Company, whether or not arising in the ordinary course of business, and the Representative shall have received a certificate of the Chairman of the Board, the President or any Vice President of the Company and a certificate of the Administrative Trustees of the Trust, and dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date,
                  (iii) the Trust and the Company have complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the knowledge of the Company, threatened by the Commission.

                            (8) On this Closing Date, the Representative shall have received from Arthur Andersen LLP a letter dated the Closing Date to the effect that: (A) they are independent public accountants with respect to the Company within the meaning of the 1933 Act and the 1933 Act Regulations; (B) in their opinion, the financial statements audited by them and incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the 1934 Act Regulations, and (C) on the basis of certain limited procedures performed through a specified date not more than five business days prior to the date of such letter, namely (i) reading the minute books of the Company; (ii) performing the procedures specified by the American Institute of Certified Public Accountants ("AICPA") for a review of interim financial information as described in Statement on Auditing Standards No. 71, "Interim Financial Information", on the unaudited financial statements, if any, of the Company incorporated in the Prospectus and of the latest available unaudited financial statements of the Company, if any, as of a date subsequent to the date of those incorporated in the Prospectus; and (iii) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding such unaudited financial statements or any specified unaudited amounts derived therefrom (it being understood that the foregoing procedures do not constitute an audit performed in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letters, and accordingly that Arthur Andersen LLP make no representations as to the sufficiency of such procedures for the Underwriters' purposes), nothing came to their attention that caused them to believe that: (1) any material modifications should be made to the unaudited condensed financial statements, if any, incorporated in the Prospectus, for them to be in conformity with generally accepted accounting principles; (2) such unaudited condensed financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Form 10-Q and the related published rules and regulations thereunder; (3) the unaudited amounts for Operating Revenues, Income Before Interest Charges and Net Income After Dividends on Preferred Stock and the unaudited Ratios of Earnings to Fixed Charges and Earnings to Fixed Charges Plus Preferred Dividend Requirements (Pre-Income Tax Basis) set forth in the Prospectus do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period or were not determined on a basis substantially consistent with that of the corresponding audited amounts or ratios included or incorporated by reference in the Registration Statement; (4) as of a specified date not more than five business days prior to the date of delivery of such letter, there has been any change in the capital stock or long-term debt of the Company or any decrease in net assets as compared with amounts shown in the latest audited balance sheet incorporated in the Prospectus, except in each case for changes or decreases which (i) the Prospectus discloses have occurred or may occur, (ii) are occasioned by the declaration of dividends, (iii) are occasioned by draw-downs under existing pollution control financing arrangements, (iv) are occasioned by draw-downs and regularly scheduled payments of capitalized lease obligations, (v) are occasioned by the purchase or redemption of bonds or stock to satisfy mandatory or optional redemption provisions relating thereto, or
                  (vi) are disclosed in such letter; and (5) the unaudited amounts for Operating Revenues, Income Before Interest Charges and Net Income After Dividends on Preferred Stock and the unaudited Ratios of Earnings to Fixed Charges and Earnings to Fixed Charges Plus Preferred Dividend Requirements (Pre-Income Tax Basis) for any period subsequent to those set forth in (3) above, which if available shall be set forth in such letter do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period or were not determined on a basis substantially consistent with that of the corresponding audited amounts or ratios included or incorporated by reference in the Prospectus.

                            (9)  On the Closing Date, counsel for the
                  Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Preferred Securities as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Offerors, in connection with the issuance and sale of the Preferred Securities as herein contemplated shall be satisfactory in form and substance to the Representative and Dewey Ballantine, counsel for the Underwriters.

                            (10) On the Closing Date, the Preferred
                  Securities shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

                            (11) A Special Event (as defined in the
                  Prospectus) shall not have occurred and be continuing.

                            (12) That no amendment or supplement to the
                  Registration Statement or the Prospectus filed subsequent to the date of this Agreement (including any filing made by the Company pursuant to Section 13 or 14 of the Exchange Act) shall be unsatisfactory in form to Dewey Ballantine or shall contain information (other than with respect to an amendment or supplement relating solely to the activity of any Underwriter or Underwriters) which, in the reasonable judgment of the Representative, shall materially impair the market-ability of the Preferred Securities.

                            (13) The Company and the Trust shall have
                  performed such of its obligations when and as provided under this Agreement.

                            If any condition specified in this Section
             shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Offerors at any time prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 4, 7 and 9(b) hereof.

                       SECTION 6.  CONDITIONS OF THE OBLIGATION OF
                                   THE OFFERORS.

                        The obligations of the Offerors shall be subject
             to the conditions set forth in the first sentence of Section 5(a) and in Section 5(b). In case such conditions shall not have been fulfilled, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Underwriters. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 4, 7 and 9(b) hereof.

                       SECTION 7.  INDEMNIFICATION.

                       (a) The Offerors jointly and severally agree to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, 1934 Act or otherwise, and, promptly after receipt of invoices therefrom for any legal and other expenses reasonably incurred by any Underwriter or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage or liability, to reimburse the Underwriters and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a the Preliminary Prospectus, or in the Registration Statement, or in the Prospectus or, if the Offerors shall furnish to the Underwriters any amendments or any supplements thereto, or shall make any filings pursuant to Section 13 or 14 of the 1934 Act which are incorporated therein by reference, in the Preliminary Prospectus or Prospectus as so amended or supplemented, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in such Registration Statement, Preliminary Prospectus or Prospectus in reliance upon and in conformity with information furnished in writing to the Company by, or through the Representative on behalf of, any Underwriter for use therein and except that this indemnity with respect to the Preliminary Prospectus and the Prospectus, if the Offerors shall have furnished any amendment or supplement thereto, shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any losses, claims, damages, liabilities or actions arising from the sale of the Preferred Securities to any person if a copy of the Preliminary Prospectus or Prospectus (exclusive of documents incorporated therein by reference pursuant to Item 12 of Form S-3), as the same may then be amended or supplemented, shall not have been sent or given by or on behalf of such Preferred Securities to such person with or prior to the written confirmation of the sale involved and the untrue statement or alleged untrue statement or omission or alleged omission was corrected in the Preliminary Prospectus or Prospectus as supplemented or amended at the time of such confirmation. Each Underwriter agrees, within ten days after the receipt by it of notice of the commencement of any action in respect of which indemnity may be sought by it, or by any person controlling it, from the Offerers on account of its agreement contained in this
             Section 7, to notify the Offerors in writing of the commencement thereof, provided, however, that the failure to notify the Offerors shall not relieve it from any liability which it may have to an Underwriter or controlling person under this Section, except to the extent that it has been materially prejudiced by such failure. In case any such action shall be brought against the Underwriters or any such person controlling such Underwriters and such Underwriter shall notify the Offerors of the commencement thereof as above provided, the Offerors shall be entitled to participate in (and, to the extent that they shall wish, including the selection of counsel, to direct) the defense thereof, at their own expense. In case the Offerors elect to direct such defense and select such counsel, any Underwriter or controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of such Underwriter or controlling person unless (i) the employment of such counsel has been authorized in writing by the Offerors in connection with defending such action or (ii) the named parties to any such action (including any impleaded parties) include both any Underwriter or any controlling person and the Offerors, and any Underwriter or any controlling person shall have been advised by its counsel that a conflict of interest between the Offerors and any Underwriter or any controlling person may arise (and the Company's counsel shall have concurred with such advice) and for this reason it is not desirable for the Company's counsel to represent both the indemnifying party and the indemnified party (it being understood, however, that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for any Underwriter or any controlling person (plus any local counsel retained by any Underwriter or any controlling person in their reasonable judgement) which firm or firms shall be designated in writing by any Underwriter or any controlling person. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

                       (b) The Company agrees to indemnify the Trust against all loss, liability, claim, damage and expense whatsoever, as due from the Trust under Section 7(a) hereunder.

                       (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company,its directors and such of its officers as have been signed the Registration Statement, and each other Underwriter and each person, if any, who controls the Offerors or any such other Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act to the same extent and upon the same terms as the indemnity agreement of the Offerors set forth in Section 7(a) hereof, but only with respect to alleged untrue statements or omissions made in the Registration Statement, the Preliminary Prospectus or the Prospectus, or the Preliminary Prospectus or Prospectus as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Offerors by, or through the Representative on behalf of, such Underwriter for use therein.

                       Each Underwriter represents and warrants that its
             commitment to buy the Preferred Securities will not result in a violation of the financial responsibility requirements of Rule l5c3-l under the 1934 Act.

                       SECTION 8.  REPRESENTATIONS, WARRANTIES AND
                                   AGREEMENTS TO SURVIVE DELIVERY.

                       All representationes, warranties and agreements
             contained in this Agreement, or contained in certificates of officers or Trustees of the Offerors submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by, or on behalf of the Offerors and shall survive delivery of the Preferred Securities to the Underwriters.

                       SECTION 9.  TERMINATION OF AGREEMENT.

                       (a)  The Representative may terminate this
             Agreement, by notice to the Offerors, at any time at or prior to the Closing Date if (i) trading in securities on the New York Stock Exchange shall has been generally suspended, (ii) minimum or maximum ranges for prices shall have been generally the established on the New York Stock Exchange by the Commission or by to New York Stock Exchange,
             (iii) a general banking moratorium shall have been declared by federal or New York State authorities, (iv) there shall have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity or emergency affecting the United States, in any such case provided for in clauses (i) through (iv) with the result that, in the reasonable judgement of the Representative, the marketability of the Preferred Securities shall have been materially impaired.

                       (b) If this Agreement shall be terminated by the Underwriters pursuant to subsection (a) above or because of any failure or refusal on the part of the Offerors to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Offerors shall be unable to perform their obligations under this Agreement, then in any such case, the Company will reimburse the Underwriters, severally, for the reasonable fees and disbursements of Dewey Ballantine and for the out of pocket expenses (in an amount not exceeding $10,000) reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Preferred Securities and, upon such reimbursement, the Offerors shall be absolved from any further liability hereunder, except as provided in Sections 4 and 7.

                       SECTION 10. DEFAULT BY ONE OR MORE OF THE
             UNDERWRITERS. If one or more of the Underwriters shall fail on the Closing Date to purchase the Preferred Securities that it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

                            (a)  if the number of Defaulted Securities
                  does not exceed 10% of the Preferred Securities, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                            (b)  if the number of Defaulted Securities
                  exceeds 10% of the Preferred Securities, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

                       No action taken pursuant to this Section shall
             relieve any defaulting Underwriter from liability in respect of its default.

                       In the event of any such default which does not
             result in a termination of this Agreement, either the Representative or the Offerors shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

                       SECTION 11. NOTICES.  All notices and other
             communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative at 3 World Financial Center, New York, New York 10285, Attention:
             Managing Director, Utilities Investment Banking; notices to the Trust, and the Company shall be directed to them at 600 North 18th Street, Birmingham, Alabama 35291, Attention:
             Art P. Beattie.

                       SECTION 12. PARTIES.  This Agreement shall inure
             to the benefit of and be binding upon the Underwriters, the Trust, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Trust and the Company and their respective successors and the controlling persons and officers, directors and trustees referred to in Section 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Trust and the Company and their respective successors, and said controlling persons and officers, directors and trustees and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Preferred Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

                       SECTION 13. GOVERNING LAW AND TIME.  This
             Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

                       SECTION 14. COUNTERPARTS. This Agreement may be
             executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                       If the foregoing is in accordance with your
             understanding of our agreement, please sign and return to the Trust and the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Trust and the Company in accordance with its terms.

                                        Very truly yours,

                                        ALABAMA POWER COMPANY


                                        By:______________________________
                                        Title:___________________________


                                        ALABAMA POWER CAPITAL TRUST I


                                        By:  Alabama Power Company, as
                                             Depositor

                                        _________________________________
                                        Name:
                                        Title:  Administrative Trustee


             CONFIRMED AND ACCEPTED,
             as of the date first above written

             LEHMAN BROTHERS INC.


             By:_________________________________________
                            Authorized Signatory

             For itself and as Representative of the other
             Underwriters named in Schedule I hereto.

                                      SCHEDULE I


             NAME OF UNDERWRITER                     NUMBER OF SECURITIES

             Lehman Brothers Inc.                         548,000
             Dean Witter Reynolds Inc.                    548,000
             A.G. Edwards & Sons, Inc.                    548,000
             Prudential Securities Incorporated           548,000
             The Robinson-Humphrey Company, Inc.          548,000
             J.C. Bradford & Co.                           80,000
             Edward D. Jones & Co. L.P.                    80,000
             Legg Mason Wood Walker, Incorporated          80,000
             Morgan Keegan & Company, Inc.                 80,000
             PaineWebber Incorporated                      80,000
             Regions Investment Company, Inc.              80,000
             Sterne, Agee & Leach, Inc.                    80,000
             Wheat, First Securities, Inc.                 80,000
             Cowen & Company                               20,000
             Craigie Incorporated                          20,000
             Dain Bosworth Incorporated                    20,000
             Davenport & Co. of Virginia, Inc.             20,000
             Doft & Co., Inc.                              20,000
             Everen Securities, Inc.                       20,000
             Fahnestock & Co. Inc.                         20,000
             First Albany Corporation                      20,000
             Furman Selz LLC                               20,000
             J.J.B. Hilliard, W.L. Lyons, Inc.             20,000
             Interstate/Johnson Lane Corporation           20,000
             Janney Montgomery Scott Inc.                  20,000
             McDonald & Company Securities, Inc.           20,000
             McGinn, Smith & Co., Inc.                     20,000
             Olde Discount Corporation                     20,000
             Parker/Hunter Incorporated                    20,000
             Piper Jaffray Inc.                            20,000
             Principal Financial Securities, Inc.          20,000
             Pryor, McClendon, Counts & Co., Inc.          20,000
             Rauscher Pierce Refsnes, Inc.                 20,000
             Raymond James & Associates, Inc.              20,000
             Roney & Co.                                   20,000
             Muriel Siebert & Co., Inc.                    20,000
             Stifel, Nicolaus & Company, Incorporated      20,000
             U.S. Clearing Corp.                           20,000

             TOTAL                                      3,880,000

                                      SCHEDULE II


             Initial public offering price per
             Preferred Security (and purchase
             price per security to be paid by
             the several Underwriters): $25.00

             Compensation per Preferred Security
             to be paid by the Company to the
             several Underwriters in respect of
             their commitments: $.50 for
             Preferred Securities sold to certain
             institutions; $.7875 for Preferred
             Securities sold to other purchasers

                                                           Schedule III-A


                            [Letterhead of BALCH & BINGHAM]


                                                     January __, 1996


             Lehman Brothers Inc., as Representative
             3 World Financial Center
             New York, New York 10285


                             ALABAMA POWER CAPITAL TRUST I
                            ___% TRUST PREFERRED SECURITIES

             Dear Sirs:

                       We have acted as general counsel to Alabama Power
             Company (the "Company") in connection with (i) its formation of Alabama Power Capital Trust I (the "Trust"), a Delaware statutory business trust, pursuant to the amended and restated trust agreement dated as of January 1, 1996 among the Company and the trustees named therein (the "Trust Agreement"); (ii) the Trust's issuance and sale of Preferred Securities evidencing approximately a 97% undivided interest in the Trust (the "Preferred Securities"); (iii) the Trust's issuance and sale of Common Securities evidencing approximately a 3% undivided interest in the Trust; (iv) the Company's issuance and sale to the Trust of approximately $100,000,000 of its ___% Junior Subordinated Notes (the "Notes") pursuant to a Subordinated Note Indenture dated as of January 1, 1996, by and between the Company and Chemical Bank, as trustee, as supplemented by the First Supplemental Indenture dated as of January 1, 1996 (collectively, the "Indenture"); and (v) its issuance of a guarantee (the "Guarantee") of the Preferred Securities pursuant to a Preferred Securities Guarantee Agreement dated as of January 1, 1996 (the "Guarantee Agreement") between the Company and Chemical Bank Delaware, as trustee. The Preferred Securities are being sold to you today pursuant to the terms of an Underwriting Agreement dated January __, 1996, among the Company, the Trust and the underwriters named in
             Schedule I thereto (the "Underwriters") for whom you are acting as Representative (the "Underwriting Agreement"). This opinion is being delivered to you as Representative pursuant to Section 5(c)(1) thereof.

                  All capitalized terms not otherwise defined herein
             shall have the meanings set forth in the Underwriting
             Agreement.

                  In rendering the opinions expressed below, we have
             examined the registration statement on Form S-3 (Nos. 33-64125 and 33-64125-01) pertaining to the Preferred Securities (the "Registration Statement"), filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated _______ ___, 1996 filed with the Securities and Exchange Commission on _______ ___, 1996 (the "Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1994, the Quarterly Reports on Form 10-Q of the Company for the quarters ended March 31, 1995, June 30, 1995 and September 30, 1995 and the Current Report on Form 8-K of the Company, dated February 15, 1995 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to
             matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Preferred Securities and the Notes, of which we have examined specimens), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth.

                  The Trust Agreement, Indenture, Guarantee Agreement and
             the Underwriting Agreement are herein referred to as the "Agreements".

                  We are of the opinion, relying as to matters of New
             York law upon the opinion dated hereof rendered to you by Dewey Ballantine, and as to matters of Delaware law upon the opinion dated hereof rendered to you by Richards, Layton & Finger, that:

                  1. The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

                  2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

                  3. All orders, consents, or other authorizations or approvals of the Alabama Public Service Commission and the Commission legally required for the issuance and delivery of the Notes and the Guarantee and the issuance and sale of the Preferred Securities have been obtained; such orders are sufficient for the issuance and the delivery of the Notes and the Guarantee and the issuance and sale of the Preferred Securities; the issuance and delivery of the Notes and the Guarantee and the issuance and sale of the Preferred Securities conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Alabama or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and delivery of the Notes and the Guarantee and the issuance and sale of the Preferred Securities in accordance with the terms of the Underwriting Agreement.

                  4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Debt Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Prospectus.

                  5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Debt Trustee in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity; and the Notes conform as to legal matters in all material respects to the description thereof in the Prospectus.

                  6. The Guarantee has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Guarantee may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Guarantee conforms as to legal matters in all material respects to the description thereof in the Prospectus.

                  7. The Trust Agreement has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Trustees, the Trust Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Trust Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditor's rights generally, and by general principles of equity.

                  8. Each of the Indenture, the Guarantee Agreement and the Trust Agreement has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  9. Neither the Company nor the Trust is and, after giving effect to the offering and sale of the Preferred Securities, will be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  10. The statements and legal conclusions contained in the Prospectus under the caption "Certain Federal Income Tax Considerations" are correct in all material respects.

                  11. To the best of our knowledge, all of the issued and outstanding Common Securities of the Trust are directly owned by the Company, free and clear of any security interest, mortgage pledge, lien, encumbrance, claim or equitable right.

                  12. The execution, delivery and performance by the Trust of the Underwriting Agreement and the Trust Agreement; the issuance of the Preferred Securities and the Common Securities; the consummation of the transactions contemplated thereby; and the compliance by the Trust with its obligations thereunder do not and will not result in any violation of the Trust Agreement or related Certificate of Trust, and do not and will not conflict with, or result in, a breach of any of the terms or provisions of, or constitute a default under, or result in the creation of imposition or any lien, charge or encumbrance upon any property or assets of the Trust under (A) any contract, indenture, mortgage, loan agreement, note, lease or any other agreement or instrument known to us to which the Trust is a party or by which it may be bound or to which any of its properties may be subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a material adverse effect on the condition (financial or otherwise), or the Trust, (B) any existing applicable law, rule or regulation applicable to the Trust (other than the securities or blue sky laws of any jurisdiction, as to which we express no opinion) or (C) any judgment, order or decree known to us of any government, governmental instrumentality, or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Trust or any of its properties; and the Trust is not a party to or otherwise bound by any agreement other than those which are exhibits (or included in exhibits) to the Registration Statement.

                  13. The Common Securities have been duly authorized by the Trust Agreement and (subject to the terms of the Trust Agreement), when issued and delivered by the Trust to the Company against payment therefor as described in the Prospectus, will be validly issued and (subject to the terms of the Trust Agreement) fully paid and non-assessable beneficial interests in the assets of the Trust; and the issuance of the Common Securities is not subject to preemptive or other similar rights.

                  14. The Preferred Securities have been duly authorized by the Trust Agreement and (subject to the terms of the Trust Agreement), when delivered to and paid for the Underwriters pursuant to the Underwriting Agreement, will be validly issued, fully paid and nonassessable beneficial interests in the assets of the Trust; the holders of the Preferred Securities will (subject to the terms of the Trust Agreement) be entitled to the same limitation of personal liability under Delaware law as is extended to stockholders of private corporations for profit organized under the general corporation law of the State of Delaware; the issuance of the Preferred Securities is not subject to preemptive or other similar rights; and the Preferred Securities conform as to legal matters in all material respects to the description thereof in the Prospectus.

                       We have not independently verified the accuracy,
             completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4, 5, 6, 10 and 14 above and in the Prospectus in the second and third paragraphs under the caption "Experts". In the course of the preparation by the Company of the Registration Statement, the Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company and with representatives of Arthur Andersen LLP. Based upon our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investiga-tions made in connection with the preparation of the Registration Statement, the Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as
             of                     , complied as to form in all material
             respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (including the Exchange Act Documents) contains any untrue statement therein of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

                       We are members of the State Bar of Alabama and we
             do not express any opinion herein concerning any law other than the law of the State of Alabama and the federal law of the United States and, to the extent set forth herein, the laws of the States of Delaware and New York.

                                           Yours very truly,


                                           BALCH & BINGHAM

                                                           Schedule III-B



                         [Letterhead of TROUTMAN SANDERS LLP]


                                                January __, 1996

             Lehman Brothers Inc., as Representative
             3 World Financial Center
             New York, New York 10285


                             ALABAMA POWER CAPITAL TRUST I
                            ___% TRUST PREFERRED SECURITIES

             Dear Sirs:

                       We have acted as counsel to Alabama Power Company
             (the "Company") in connection with (i) its formation of Alabama Power Capital Trust I (the "Trust"), a Delaware statutory business trust, pursuant to the amended and restated trust agreement dated as of January 1, 1996 among the Company and the trustees named therein (the "Trust Agreement"); (ii) the Trust's issuance and sale of Preferred Securities evidencing approximately a 97% undivided interest therein (the "Preferred Securities"); (iii) the Trust's issuance and sale of Common Securities evidencing approximately a 3% undivided interest in the Trust; (iv) its issuance and sale to the Trust of approximately $100,000,000 of its ___% Junior Subordinated Notes (the "Notes") pursuant to a Subordinated Note Indenture dated as of January 1, 1996, by and between the Company and Chemical Bank, as trustee, as supplemented by the First Supplemental Indenture dated as of January 1, 1996 (collectively, the "Indenture"); and (v) its issuance of a guarantee (the "Guarantee") of the Preferred Securities pursuant to a Preferred Securities Guarantee Agreement dated as of January 1, 1996 (the "Guarantee Agreement") between the Company and Chemical Bank, as trustee. The Preferred Securities are being sold to you today pursuant to the terms of an Underwriting Agreement dated January __, 1996, among the Company, the Trust and the underwriters named in Schedule I thereto (the "Underwriters") for whom you are acting as Representative (the "Underwriting Agreement"). This opinion is being delivered to you as Representative pursuant to Section 5(c)(2) thereof.

                  All capitalized terms not otherwise defined herein
             shall have the meanings set forth in the Underwriting
             Agreement.

                  In rendering the opinions expressed below, we have
             examined the registration statement on Form S-3 (Nos. 33-64125 and 33-64125-01) pertaining to the Preferred Securities (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated _______ ___, 1996 filed with the Securities and Exchange Commission on _______ ___, 1996 (the "Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1994, the Quarterly Reports on Form 10-Q of the Company for the quarters ended March 31, 1995, June 30, 1995 and September 30, 1995 and the Current Report on Form 8-K of the Company, dated February 15, 1995 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to
             matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Preferred Securities and the Notes, of which we have examined specimens), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth.

                  The Trust Agreement, Indenture, Guarantee Agreement and
             the Underwriting Agreement are herein referred to as the "Agreements".

                  We are of the opinion, relying as to matters of Alabama
             law upon the opinion dated hereof rendered to you by Balch & Bingham, general counsel for the Company, as to matters of New York law upon the opinion dated hereof rendered to you by Dewey Ballantine and as to matters of Delaware law upon the opinion dated hereof rendered to you by Richards, Layton & Finger, that:

                  1. The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

                  2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

                  3. All orders, consents or other authorizations or approvals of the Alabama Public Service Commission and the Commission legally required for the issuance and delivery of the Notes and the Guarantee and the issuance and sale of the Preferred Securities have been obtained; such orders are sufficient for the issuance and delivery of the Notes and the Guarantee and the issuance and sale of the Preferred Securities; the issuance and delivery of the Notes and the

             Guarantee and the issuance and sale of the Preferred Securities conform in all material respects with the terms of such orders and no other order, consent or other authorization or approval of any Alabama or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and delivery of the Notes and the Guarantee and the issuance and sale of the Preferred Securities in accordance with the terms of the Underwriting Agreement.

                  4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Debt Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Prospectus.

                  5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Debt Trustee in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity; and the Notes conform as to legal matters in all material respects to the description thereof in the Prospectus.

                  6. The Guarantee has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Guarantee may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Guarantee conforms as to legal matters in all material respects to the description thereof in the Prospectus.

                  7. Each of the Indenture, the Guarantee Agreement and the Trust Agreement has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  8. Neither the Company nor the Trust is and, after giving effect to the offering and sale of the Preferred Securities, will be an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  9. The Preferred Securities have been duly authorized by the Trust Agreement and (subject to the terms of the Trust Agreement), when delivered to and paid for the Underwriters pursuant to the Underwriting Agreement, will be validly issued, fully paid and nonassessable beneficial interests in the assets of the Trust; and the Preferred Securities conform as to legal matters in all material respects to the description thereof in the Prospectus.

                       We have not independently verified the accuracy,
             completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4, 5, 6 and 9 above. In the course of the preparation by the Company of the Registration Statement, the Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company and with representatives of Arthur Andersen LLP. Based upon our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date,
             and the Prospectus, as of                     , complied as
             to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the

             Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (including the Exchange Act Documents) contains any untrue statement therein of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

                       We are members of the State Bar of Georgia and we
             do not express any opinion herein concerning any law other than the law of the State of Georgia and the federal law of the United States and, to the extent set forth herein, the laws of the States of Delaware and New York.

                                           Yours very truly,


                                           TROUTMAN SANDERS LLP

                                                              Schedule IV



                       [Letterhead of RICHARDS, LAYTON & FINGER]


                                                January __, 1996


             Lehman Brothers Inc., as Representative
             3 World Financial Center
             New York, New York  10285

                          Re:  Alabama Power Capital Trust I


             Ladies and Gentlemen:

                       We have acted as special Delaware counsel for
             Alabama Power Company, an Alabama corporation (the "Company"), and Alabama Power Capital Trust I, a Delaware business trust (the "Trust"), in connection with the matters set forth herein. This opinion is being furnished to you pursuant to Section 5(c)(3) of the Underwriting Agreement, dated January __, 1996 (the "Underwriting Agreement"), among the Company, the Trust, Lehman Brothers Inc. and the other Underwriters listed in Schedule I thereto.

                       For purposes of giving the opinions hereinafter
             set forth, our examination of documents has been limited to the examination of originals or copies of the following:

                       (a) The Certificate of Trust of the Trust, dated November __, 1995 (the "Certificate"), as filed in the office of the Secretary of State of the State of Delaware (the "Secretary of State") on November __, 1995;

                       (b) The Trust Agreement of the Trust, dated as of November __, 1995, among the Company and the trustees of the Trust named therein, as amended and restated pursuant to an Amended and Restated Trust Agreement (including Exhibits A, C and E thereto), dated of January 1, 1996, among the Company, the trustees of the Trust named therein (the "Trustees"), and the holders, from time to time, of the undivided beneficial interests in the assets of the Trust (collectively, the "Trust Agreement");

                       (c)  The Underwriting Agreement;

                       (d) The Prospectus, dated January __, 1996 (the "Prospectus"), relating to the __% Preferred Securities of the Trust representing preferred undivided beneficial interests in the assets of the Trust (each, a "Preferred Security" and collectively, the "Preferred Securities"); and

             Lehman Brothers Inc.
             January __, 1996
             Page 2

                       (e) A Certificate of Good Standing for the Trust, dated ___________ __, 1996, obtained from the Secretary of State.

                       Initially capitalized terms used herein and not
             otherwise defined are used as defined in the Trust
             Agreement.

                       For purposes of this opinion, we have not reviewed
             any documents other than the documents listed in paragraphs
             (a) through (e) above. In particular, we have not reviewed any document (other than the documents listed in paragraphs
             (a) through (e) above) that is referred to in or incorporated by reference into the documents reviewed by us. We have assumed that there exists no provision in any document that we have not reviewed that is inconsistent with the opinions stated herein. We have conducted no independent factual investigation of our own but rather have relied solely upon the foregoing documents, the statements and information set forth therein and the additional matters recited or assumed herein, all of which we have assumed to be true, complete and accurate in all material respects.

                       With respect to all documents examined by us, we
             have assumed (i) the authenticity of all documents submitted to us as authentic originals, (ii) the conformity with the originals of all documents submitted to us as copies or forms, and (iii) the genuineness of all signatures.

                       For purposes of this opinion, we have assumed (i)
             the Trust Agreement constitutes the entire agreement among the parties thereto with respect to the subject matter thereof, including with respect to the creation, operation and termination of the Trust, and the Trust Agreement and the Certificate are in full force and effect and have not been amended, (ii) except to the extent provided in paragraph 1 below, the due organization or due formation, as the case may be, and valid existence in good standing of each party to the documents examined by us under the laws of the jurisdiction governing its organization or formation,
             (iii) the legal capacity of natural persons who are parties to the documents examined by us, (iv) except to the extent provided in paragraph 2 below, the power and authority of each of the parties to the documents examined by us to execute and deliver, and to perform its obligations under, such documents, (v) except to the extent provided in paragraphs 3 and 4 below, the due authorization, execution and delivery by all parties thereto of all documents examined by us, (vi) the receipt by each Person to whom a Trust Security is to be issued by the Trust (collectively, the "Trust Security Holders") of a Trust Securities Certificate for such Trust Security and the payment for the Trust Security acquired by it, in accordance with the Trust Agreement and the Prospectus, and (vii) the issuance and

             Lehman Brothers Inc.
             January __, 1996
             Page 3

             sale of the Trust Securities to the Trust Security Holders in accordance with the Trust Agreement and the Prospectus. We have not participated in the preparation of the Prospectus and assume no responsibility for its contents.

                       This opinion is limited to the laws of the State
             of Delaware (excluding the securities laws of the State of Delaware), and we have not considered and express no opinion on the laws of any other jurisdiction, including federal laws and rules and regulations relating thereto. Our opinions are rendered only with respect to Delaware laws and rules, regulations and orders thereunder which are currently in effect.

                       Based upon the foregoing, and upon our examination
             of such questions of law and statutes of the State of Delaware as we have considered necessary or appropriate, and subject to the assumptions, qualifications, limitations and exceptions set forth herein, we are of the opinion that:

                       1.   The Trust has been duly created and is
             validly existing in good standing as a business trust under the Delaware Business Trust Act, 12 Del. C. Sec 3801, et seq. (the "Business Trust Act"), and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of the Trust as a business trust have been made.

                       2. Under the Business Trust Act and the Trust Agreement, the Trust has the power and authority to (i) own property and conduct its business as described in the Prospectus, (ii) execute and deliver, and to perform its obligations under, the Underwriting Agreement, (iii) issue and perform its obligations under the Trust Securities, and
             (iv) perform its obligations under the Trust Agreement.

                       3.   The Trust Securities have been duly
             authorized by the Trust Agreement and will be duly and validly issued and, subject to the qualifications set forth in paragraph 6 below, fully paid and nonassessable undivided beneficial interests in the assets of the Trust, not subject to any preemptive or other similar rights.

                       4. The Underwriting Agreement has been duly authorized by the Trust.

                       5. No authorization, approval, consent or order of any Delaware court or governmental authority or agency is required to be obtained by the Trust solely in connection with the issuance and sale of the Preferred Securities.

                       6. The Trust Security Holders, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to stockholders of private

             Lehman Brothers Inc.
             January __, 1996
             Page 4

             corporations for profit organized under the General Corporation Law of the State of Delaware. We note that the Trust Security Holders may be obligated, pursuant to the Trust Agreement, to (i) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers or exchanges of Trust Securities Certificates and the issuance of replacement Trust Securities Certificates and (ii) provide security or indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Trust Agreement. We also note that the Company, in its capacity as Depositor and not in its capacity as a Holder, has undertaken certain payment obligations as set forth in the Trust Agreement and the Expense Agreement.

                       7. The Trust Agreement constitutes a valid and binding obligation of the Company, and is enforceable against the Company, in accordance with its terms.

                       8. The issuance and sale by the Trust of the Trust Securities, the execution, delivery and performance by the Trust of the Underwriting Agreement, the consummation by the Trust of the transactions contemplated by the Underwriting Agreement and the Trust Agreement and compliance by the Trust with its obligations thereunder will not violate (i) any of the provisions of the Certificate or the Trust Agreement or (ii) any applicable Delaware law or administrative regulation.

                       9.   We have reviewed the statements in the
             Prospectus under the caption "Alabama Power Capital Trust I" and, insofar as it contains statements of Delaware law, such statements are fairly presented.

                       The opinion expressed in paragraph 7 above is
             subject as to enforcement, to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, and (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law).

                       We consent to your relying as to matters of
             Delaware law upon this opinion in connection with the Underwriting Agreement. We consent to the law firms of Balch & Bingham, Troutman Sanders L.L.P. and Dewey Ballantine relying as to matters of Delaware law upon this opinion in connection with opinions to be rendered by them pursuant to the Underwriting Agreement. Except as stated above, without our prior written consent, this opinion may not be furnished or quoted to, or relied upon by, any other person for any purpose.

             Lehman Brothers Inc.
             January __, 1996
             Page 5

                                           Very truly yours,



                                           RICHARDS, LAYTON & FINGER

                                                               Schedule V

                       [Letterhead of RICHARDS, LAYTON & FINGER]


                                                January __, 1996


             Lehman Brothers Inc.,
                  as Representative
             3 World Trade Center
             New York, New York 10285

                          Re:  Alabama Power Capital Trust I

             Ladies and Gentlemen:

                       We have acted as counsel to Chemical Bank
             Delaware, a Delaware banking corporation ("CBD"), in connection with the formation of Alabama Power Capital Trust I, a business trust existing under the laws of the State of Delaware (the "Trust") pursuant to the Amended and Restated Trust Agreement, dated as of January __, 1996, by and between CBD, not in its individual capacity but solely as trustee (the "Trustee"), and Alabama Power Company (the "Company"), as amended and restated pursuant to an Amended and Restated Trust Agreement dated as of January __, 1996, among the Company, the Trustee, the other trustees named therein and the holders from time to time of the undivided beneficial interests in the assets of the Trust (collectively, the "Trust Agreement"). This opinion is being delivered to you pursuant to Section 5(c)(4) of the Underwriting Agreement, dated January __, 1996 (the "Underwriting Agreement"), among Lehman Brothers Inc., the several Underwriters named in Schedule II thereto, Alabama Power Company and the Trust, pursuant to which the $97,000,000 ___% Preferred Securities of the Trust will be sold. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Underwriting Agreement.

                       We have examined an original or a copy of the
             Trust Agreement. We have also examined originals or copies of such other documents and such corporate records, certificates and other statements of governmental officials and corporate officers and other representatives of the corporations or entities referred to herein as we have deemed necessary or appropriate for the purposes of the opinions expressed herein. Moreover, as to certain facts material to the opinions expressed herein, we have relied upon the representations and warranties contained in the documents referred to in this paragraph.

                       Based upon the foregoing and upon an examination
             of such questions of law as we have deemed necessary or appropriate, and subject to the assumptions, exceptions and qualifications set forth below, we advise you that, in our opinion:

             Lehman Brothers Inc.
             January __, 1996
             Page 2

                       1. CBD is duly incorporated, validly existing in good standing as a banking corporation under the laws of the State of Delaware and has the power and authority to execute, deliver and perform its obligations under the Trust Agreement.

                       2. The Trust Agreement has been duly authorized, executed and delivered by CBD and constitutes a legal, valid and binding obligation of CBD, enforceable against CBD, in accordance with its terms.

                       3.   The execution and delivery of, and
             performance of the terms of, the Trust Agreement by CBD, does not conflict with or constitute a breach of, or default under, the charter or by-laws of CBD.

                       4. No consent, approval or authorization of, or registration, declaration or filing with, any court or governmental agency or body having jurisdiction in the premises is required under Delaware law for the execution, delivery or performance by CBD of the Trust Agreement.

                       The foregoing opinions are subject to the
             following exceptions, qualifications and assumptions:

                       (A) We are admitted to practice in the State of Delaware and we do not hold ourselves out as being experts on the law of any other jurisdiction. The foregoing opinions are limited to the laws of the State of Delaware and the federal laws of the United States of America governing the banking and trust powers of CBD (except that we express no opinion with respect to (i) state securities or blue sky laws and (ii) federal securities laws, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Trust Indenture Act of 1939, as amended, and the Investment Company Act of 1940, as amended, and we have not considered and express no opinion on the laws, rules and regulations of any other jurisdiction.

                       (B)  The foregoing opinions regarding
             enforceability are subject to (i) applicable bankruptcy, insolvency, moratorium, receivership, reorganization, fraudulent conveyance and similar laws relating to and affecting the rights and remedies of creditors generally,
             (ii) principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of federal or state securities laws on the enforceability of provisions relating to indemnification or contribution.

                       (C)  We have assumed the due authorization,
             execution and delivery by each of the parties thereto, other than CBD, of the Trust Agreement, and that each of such

             Lehman Brothers Inc.
             January __, 1996
             Page 3

             parties has the full power, authority and legal right to execute, delivery and perform such document.

                       (D) We have assumed that all signatures (other than those of CBD) on documents examined by us are genuine, that all documents submitted to us as originals are authentic, and that all documents submitted to us as copies or specimens conform with the originals, which facts we have not independently verified.

                       This opinion may be relied upon by you in
             connection with the matters set forth herein, and without our prior written consent, may not be furnished or quoted to, or relied upon by, any other person or entity for any purpose.

                                           Very truly yours,



                                           RICHARDS, LAYTON & FINGER

                                                              Schedule VI


                        [Letterhead of CRAVATH, SWAINE & MOORE]



                                                January __, 1996



             Lehman Brothers Inc.,
                  as Representative
             3 World Trade Center
             New York, New York 10285

                             ALABAMA POWER CAPITAL TRUST I
                           ____% Trust Preferred Securities

             Dear Sirs:

                  We have acted as counsel to Chemical Bank (the "Bank")
             in connection with (a) the Subordinated Note Indenture, dated as of ________ ______, 1995 (the "Original
             Indenture"), between Alabama Power Company (the "Company") and the Bank, as Trustee, (b) the First Supplemental Indenture dated as of ___________ (together with the original Indenture, herein called the "Indenture"), between the Company and the Bank, as Trustee, (c) the Guarantee Agreement dated as of __________ ______, 1995 (the
             "Guarantee Agreement"), between the Company, as Guarantor and the Bank, as Trustee, and (d) the Amended and Restated Trust Agreement, dated as of _________ ______, 1995 (the "Trust Agreement") among the Company, the Bank, as Property Trustee, Chemical Bank Delaware, as Delaware Trustee, and _______________ and _______________, as Administrative
             Trustees.

                       In that connection, we have examined originals, or
             copies certified or otherwise identified to our satisfaction, of such documents, records and other instruments as we have deemed necessary or appropriate for the purpose of this opinion, including copies of the Indenture, the Trust Agreement, the Guarantee Agreement and certain resolutions adopted by the Board of Directors of the Bank.

                       Based upon the foregoing, we are of the opinion
             that:

                            i)   the Bank has been duly incorporated and
                  is validly existing as a banking corporation in good standing under the laws of the State of New York;

                            ii)  the Bank has the corporate trust power
                  and authority to execute, deliver and perform its duties under the Indenture, the Trust Agreement and the Guarantee Agreement, has duly executed and delivered

             Lehman Brothers Inc.
             January __, 1996
             Page 2

                  the Indenture, the Trust Agreement and the Guarantee Agreement, and, insofar as the laws governing the trust powers of the Bank are concerned and assuming due authorization, execution and delivery thereof by the other parties thereto, each of the Indenture, the Trust Agreement and the Guarantee Agreement constitutes a legal, valid and binding agreement of the Bank, enforceable against the Bank in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law).

                            iii) the execution, delivery and performance
                  by the Bank of the Indenture, the Trust Agreement and the Guarantee Agreement do not conflict with or constitute a breach of the charter or bylaws of the Bank.

                            iv)  no approval, authorization or other
                  action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the trust powers of the Bank is required in connection with the execution and delivery by the Bank of the Indenture, the Trust Agreement or the Guarantee Agreement or the performance by the Bank of its duties thereunder, except such as have been obtained, taken or made.

                       We are admitted to practice in the State of New
             York, and we express no opinion as to matters governed by any laws other than the laws of the State of New York and the Federal law of the United States of America. We are furnishing this opinion to you solely for your benefit. This opinion is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                           Very truly yours,



                                           CRAVATH, SWAINE & MOORE

                                                             Schedule VII



                           [Letterhead of DEWEY BALLANTINE]



                                                January __, 1996

             Lehman Brothers Inc., as Representative
             3 World Financial Center
             New York, New York 10285-1600

                             ALABAMA POWER CAPITAL TRUST I
                          ______% Trust Preferred Securities

             Ladies and Gentlemen:

                       In connection with (i) the formation by Alabama
             Power Company (the "Company") of Alabama Power Capital Trust I (the "Trust"), a Delaware statutory business trust, pursuant to the amended and restated trust agreement dated as of January 1, 1996 among the Company and the trustees named therein (the "Trust Agreement"); (ii) the Trust's issuance and sale of Preferred Securities evidencing approximately a 97% undivided interest in the Trust (the "Preferred Securities"); (iii) the Trust's issuance and sale of Common Securities evidencing approximately a 3% undivided interest in the Trust; (iv) the Company's issuance and sale to the Trust of approximately $100,000,000 of its ___% Junior Subordinated Notes (the "Notes") pursuant to a Subordinated Note Indenture dated as of January 1, 1996, by and between the Company and Chemical Bank, as trustee, as supplemented by the First Supplemental Indenture dated as of January 1, 1996 (collectively, the "Indenture"); and (v) its issuance of a guarantee (the "Guarantee") of the Preferred Securities pursuant to a Preferred Securities Guarantee Agreement dated as of January 1, 1996 (the "Guarantee Agreement") between the Company and Chemical Bank Delaware, as trustee, we have acted as counsel to you and the other underwriters named in the Schedule I (the "Underwriters") of the Underwriting Agreement dated January __, 1996, among the Company, the Trust and the Underwriters for whom you are acting as Representative (the "Underwriting Agreement"). This opinion is being delivered to you as Representative pursuant to Section 5(c)(6) thereof.

                  All capitalized terms not otherwise defined herein
             shall have the meanings set forth in the Underwriting
             Agreement.

                  In rendering the opinions expressed below, we have
             examined the registration statement on Form S-3 (No. 33- _______) pertaining to the Preferred Securities (the "Registration Statement"), filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated _______ ___, 1995 filed with the Securities and Exchange

             Lehman Brothers Inc.
             January __, 1996
             Page 2

             Commission on _______ ___, 1995 (the "Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1994, the Quarterly Reports on Form 10-Q of the Company for the quarters ended March 31, 1995, June 30, 1995 and September 30, 1995 and the Current Report on Form 8-K of the Company, dated February 15, 1995 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to
             matters of fact upon, the documents delivered to you at the closing (except the certificates representing the Preferred Securities and the Notes, of which we have examined specimens), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth.

                  The Trust Agreement, Indenture, Guarantee Agreement and
             the Underwriting Agreement are herein referred to as the "Agreements".

                       We are of the opinion, relying as aforesaid and as
             to all matters covered hereby which are governed by or dependent upon the laws of the State of Alabama upon the opinion of Balch & Bingham and which are governed by or dependent upon the laws of State of Georgia upon the opinion of Troutman Sanders LLP, and as to all matters covered hereby which are governed by or dependent upon the laws of the State of Delaware upon the opinion of Richards, Layton & Finger, that:

                       1. The Company has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of Alabama and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

                       2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

                       3. All orders, consents, or other authorizations or approvals of the Alabama Public Service Commission and the Commission legally required for the issuance and delivery of the Notes and the Guarantee and the issuance and sale of the Preferred Securities have been obtained; such orders are sufficient for the issuance and delivery of the Notes and the Guarantee and the issuance and sale of the Preferred Securities; the issuance and delivery of the Notes

             Lehman Brothers Inc.
             January __, 1996
             Page 3

             and the Guarantee and the issuance and sale of the Preferred Securities conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Alabama or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and delivery of the Notes and the Guarantee and the issuance and sale of the Preferred Securities in accordance with the terms of the Underwriting Agreement.

                       4.   The Indenture has been duly authorized,
             executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Debt Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Prospectus.

                       5.   The Notes have been duly authorized and
             executed by the Company and, when authenticated by the Debt Trustee in the manner provided in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity; the Notes conform as to legal matters in all material respects to the description thereof in the Prospectus.

                       6.   The Guarantee has been duly authorized,
             executed and delivered by the Company and constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Guarantee may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally or general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Guarantee

             Lehman Brothers Inc.
             January __, 1996
             Page 4

             conforms as to legal matters in all material respects to the description thereof in the Prospectus.

                       7.   Each of the Indenture, the Guarantee
             Agreement and the Trust Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                       8.   The Preferred Securities have been duly
             authorized by the Trust Agreement and (subject to the terms of the Trust Agreement), when delivered to and paid for the Underwriters pursuant to the Underwriting Agreement, will be validly issued, fully paid and nonassessable beneficial interests in the assets of the Trust; and the Preferred Securities conform as to legal matters in all material respects to the description thereof in the Prospectus.

                       We have not independently verified the accuracy,
             completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4, 5, 6 and 8 above. In the course of the preparation by the Company of the Registration Statement, the Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with representatives of Arthur Andersen LLP and with counsel to the Company. Based upon our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement and the Prospectus and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of ___________, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission as of such date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (including the Exchange Act Documents) contains any untrue statement of a material fact or omits to state a material fact necessary in

             Lehman Brothers Inc.
             January __, 1996
             Page 5

             order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

                       We are members of the State Bar of New York and we
             do not express any opinion herein concerning any law other than the law of the State of New York and the federal law of the United States, and to the extent set forth herein, the laws of the States of Delaware, Georgia and Alabama.

                       This opinion is rendered solely to you in
             connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent except that Balch & Bingham and Troutman Sanders LLP may rely on this opinion in giving their opinions pursuant to Section 5(c) of the Underwriting Agreement, insofar as such opinions relate to matters of New York law.

                                           Very truly yours,


                                           DEWEY BALLANTINE